UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2025

MALIBU BOATS, INC.
(Exact Name of Registrant as specified in its charter)
Commission file number: 001-36290

Delaware	5075 Kimberly Way,	Loudon,	Tennessee	37774	46-4024640
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)				(I.R.S. Employer Identification No.)

(865)	458-5478
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	MBUU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Malibu Boats, Inc. (the “Company”) held on October 24, 2025 (the “Annual Meeting”), four proposals were voted upon by the Company’s stockholders. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting. A brief description of the proposals and the final results of the votes for each matter follows. All matters presented to the Company’s stockholders at the Annual Meeting were voted on by the holders of the Company’s Class A common stock and Class B common stock, voting together as a single class.

Proposal 1: Election of Directors.

The following nominees were elected Class III directors of the Company for three-year terms ending in 2028.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Melanie K. Cook	16,132,548	1,130,101	1,095,304
Michael K. Hooks	15,349,506	1,913,143	1,095,304
Nancy M. Taylor	15,992,311	1,270,338	1,095,304

Proposal 2: Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2026.

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

Votes For	Votes Against	Abstentions
18,245,093	56,640	56,220

Proposal 3: Advisory Approval of the Compensation of Named Executive Officers.

The compensation of the Company's named executive officers was approved in a non-binding vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,795,645	460,594	6,410	1,095,304

Proposal 4: Advisory Approval of the Frequency of Future Advisory Votes on the Compensation of Named Executive Officers.

The frequency of "one year" for future advisory votes on the compensation of the Company's named executive officers was approved in a non-binding vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
16,312,626	495	944,226	5,302	1,095,304

Item 9.01 Financial Statements and Exhibits.

Exhibit 104	The Cover Page from this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Malibu Boats, Inc.

Date: October 27, 2025	/s/ Bruce Beckman
Bruce Beckman
Chief Financial Officer